[LETTERHEAD OF PAUL C. ROBERTS]



MAY 2,  2000


SECURITIES  AND  EXCHANGE  COMMISSION
450  WEST  FIFTH  STREET,  N.W.
WASHINGTON,  DC  20549

GENTLEMEN:

I HAVE READ ITEM 4 OF GOPUBLICNOW.COM, INC.'S FORM 8-K DATED APRIL 7, 2000, AND ARE IN AGREEMENT WITH THE STATEMENTS CONTAINED
IN THE PARAGRAPH THEREIN REGARDING MY TERMINATION AS AUDITOR OF DERMARX CORPORATION


                                           /S/  Paul C. Roberts

                                           Paul C. Roberts,
                                           Certified Public Accountant